COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT (the "Agreement") is made as of April 18th, 2007, by Mr. Xie, Chun Gui (谢春贵), Anhui Wonder Education & Investment Management Corporation (安徽文达教育投资管理有限责任公司) ("CHINA Wonder"), EastBridge Investment Group Corp ("EBIG") and the seven schools ("Seven Schools").

RECITALS

Whereas, China Wonder has no stock issued before this agreement;

Whereas, Mr. Xie, Chun Gui and EBIG owned 83% and 17% respectively of China Wonder before this Agreement;

Whereas, the Seven Schools were individually owned 100% by Mr. Xie, Chun Gui before this Agreement and the Seven Schools are specifically the following companies:

1) Anhui Computer Training School
   #375 Huangshan Road, Hefei, Anhui, China
2) Hubei Computer Training School
   #1 Tianji Rd, East Lake Technology Zone, Wuhan, Hubei, China
3) Jiangsu Computer Training School
   #196 Jiangning Rd, Nanjiang, China
4) Zhejiang Computer Training School
   #2 Xiyuan 5th Rd, West Lake Development Zone, Hangzhou, Zhejiang, China
5) Henan Computer Training School
   Guoji University City, Yingcai Wenhua Road, Zhenzhou, Henan, China
6) Fujian Computer Training School
   #36 Gao Qiao Building, 4th Floor, Wuyi M Road, Fuzhou, Fujian, China
7) Liaoning Computer Training School
   ShengBei University City, Yuhong District, Shengyang, China

Whereas, Mr. Xie, Chun Gui, China Wonder and EastBridge Investment Group Corp deem it commercially beneficial for Mr. Xie, Chun Gui to tender all his ownership holdings in the Seven Schools to China Wonder for a consideration;

Now, Therefore, China Wonder, Mr. Xie, Chun Gui and EastBridge Investment Group Corp agree as follows:

1) Mr. Xie, Chun Gui tenders 100% of his ownership in each of the following Seven Schools to China Wonder for a consideration:

   1) Anhui Computer Training School

#375 Huangshan Road, Hefei, Anhui, China
2) Hubei Computer Training School
#1 Tianji Rd, East Lake Technology Zone, Wuhan, Hubei, China
3) Jiangsu Computer Training School
#196 Jiangning Rd, Nanjiang, China
4) Zhejiang Computer Training School
#2 Xiyuan 5th Rd, West Lake Development Zone, Hangzhou, Zhejiang,
China
5) Henan Computer Training School
Guoji University City, Yingcai Wenhua Road, Zhenzhou, Henan, China
6) Fujian Computer Training School
#36 Gao Qiao Building, 4th Floor, Wuyi M Road, Fuzhou, Fujian, China
7) Liaoning Computer Training School
ShengBei University City, Yuhong District, Shengyang, China;

2) As consideration for Mr. Xie, Chun Gui's tendering of his ownerships in the Seven Schools, China Wonder issues eighty three (83) new common stock shares to Mr. Xie, Chun Gui and Mr. Xie, Chun Gui agrees to accept the offer as being sufficient;

3) As consideration for EBIG's professional work for China Wonder, China Wonder issues seventeen (17) new common stock shares to EBIG, EBIG agrees to accept the offer as being sufficient;

4) All the shares tendered are free of any encumbrance;

5) This Agreement supersedes any previous share exchange or ownership exchange, written or verbal, among the parties herein.

6) The parties agree that, if situations allow, they will use their best efforts to register this Agreement with the competent Administration for Industry and Commerce in China. But the Agreement's effectiveness is not subject to the registration.

Authorization: All parties have all the corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

Severability. In the event that any provision of this agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic impact of this Agreement on any party.

Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise provided in this Agreement, this Agreement may not be assigned by a party without the prior written consent of the other party except by operation of law, in which case the assignee shall be subject to all of the provisions of this Agreement.

This agreement is subject to the relevant governmental and agency regulations in the US and China. Both parties agree to modify this agreement in order to be in compliance with all the relevant regulations.

This agreement is jointly authored by the signing parties.

This agreement is executed in Chinese and English and each version has three copies, each party retains one of each. Should there be any error in the translation, the English version prevails.

Anhui Wonder Education & Investment Management Corporation

/Xie, Chun Gui
Name: Xie, Chun Gui
Title: Chairman

China Wonder Shareholder: EastBridge Investment Group Corp

/Keith Wong
Name: Keith Wong
Title: CEO

China Wonder Shareholder: Mr. Xie, Chun Gui

/Xie, Chun Gui
Name: Xie, Chun Gui

1) Anhui Computer Training School
#375 Huangshan Road, Hefei, Anhui, China

/Xie, Chun Gui, Chairman and shareholder

2) Hubei Computer Training School
#1 Tianji Rd, East Lake Technology Zone, Wuhan, Hubei, China

/Xie, Chun Gui, Chairman and shareholder

3) Jiangsu Computer Training School
#196 Jiangning Rd, Nanjiang, China
/Xie, Chun Gui, Chairman and shareholder

4) Zhejiang Computer Training School

#2 Xiyuan 5th Rd, West Lake Development Zone, Hangzhou, Zhejiang, China

/Xie, Chun Gui, Chairman and Shareholder

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5) Henan Computer Training School
Guoji University City, Yingcai Wenhua Road, Zhenzhou, Henan, China

/Xie, Chun Gui, Chairman and Shareholder

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6) Fujian Computer Training School
#36 Gao Qiao Building, 4th Floor, Wuyi M Road, Fuzhou, Fujian, China

/Xie, Chun Gui, Chairman and Shareholder

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7) Liaoning Computer Training School
ShengBei University City, Yuhong District, Shengyang, China

/Xie, Chun Gui, Chairman and Shareholder
